This Profile is filed pursuant to Rule 497(k)(1)(i)
                       under the Securities Act OF 1933.

                                                                 PROFILE
                                                                 July 12, 1998


                        ATALANTA/SOSNOFF INVESTMENT TRUST



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                              ATALANTA/SOSNOFF FUND

                                  No-Load Fund
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        The Atalanta/Sosnoff Fund seeks long-term capital appreciation, through equity investments in companies entering a
                    cycle of accelerating earnings momentum.




















This Profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling toll-free 1-877-SOSNOFF (1-877-767-6633) or on Atalanta/Sosnoff Capital Corporation's website at www.atalantasosnoff.com.


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                              ATALANTA/SOSNOFF FUND

                  Essential Questions Every Investor Should Ask


1. What are the Objectives and Goals of the Fund?

         The Atalanta/Sosnoff Fund seeks long-term capital appreciation, through equity investments in companies entering a cycle of accelerating earnings momentum.

2. What are the Fund's Investment Strategies?

         The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies which, in the opinion of the Adviser, are entering a cycle of accelerating earnings momentum. The Adviser may examine various factors including, but not limited to, the following:

         o EARNINGS MOMENTUM - Which companies will experience an accelerating rate of growth during the next business cycle?
         o GROWTH RATE P/E - What price to earnings ratio is being paid for the growth rate and where does that place it relative to its peers?
         o EARNINGS STABILITY - How consistently has the company been able to grow operating income over an economic cycle?
         o PRICE PERFORMANCE - Has the stock outperformed the market indices through the current stock market cycle?

3. What are the Principal Risks of Investing in the Fund?

         o The Atalanta/Sosnoff Fund is primarily a stock fund; like all stock investments, it exposes the investor to potential drops in stock prices. The stock market's long rise over time has been punctuated by declines; even in rising markets, the share prices of the most profitable companies can fall.

         o The Fund's investment return and net asset value fluctuate and when you sell your shares you may receive more or less than the amount you paid for them.

         o The Fund may write (sell) covered put and call options as a means of enhancing the portfolio's returns, and may buy put and call options written by others covering securities, stock indices and futures contracts to attempt to provide protection against the adverse effects of anticipated changes in the prices of such securities. Option writing, while designed to hedge and enhance income, may result in lost profits and additional transaction costs.



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         o Although  the annual portfolio  turnover  rate of the Fund  cannot be accurately predicted, it is not expected to exceed 150%, but may be either higher or lower. High turnover (more than 100%) involves correspondingly greater transaction costs.

4. What are the Fund's Fees and Expenses?

         This table describes the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):

         Sales charge imposed on purchases                     None
         Sales charge imposed on
           reinvested dividends                                None
         Deferred sales charge                                 None
         Redemption fee                                        None*
         Exchange Fee                                          None

         * A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets as a percentage of average daily assets):

         Management Fees                                       .75%
         Distribution (12b-1) Fees                             .25%
         Other Expenses                                        .50%*
                                                              -----
         Total Annual Fund Operating Expenses                 1.50%
                                                              =====

         * "Other Expenses" are based on estimated amounts for the current fiscal year.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:
                            1 Year......... $ 153
                            3 Years........   474

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


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5. Who are the Investment Adviser and Portfolio Managers of the Fund?

         The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York 10178 (the "Adviser"), to manage the Fund's investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation, a public company listed as a member firm of the New York Stock Exchange. Martin T. Sosnoff is the controlling shareholder of the Adviser's parent company.

         Martin T. Sosnoff, C.F.A., Chairman of the Board of the Adviser and its parent company, is primarily responsible for the day-to-day management of the Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, Humble on Wall Street (1975) and Silent Investor, Silent Loser (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing the Fund's portfolio. Craig B. Steinberg is President and a Director of the Adviser and has been employed by the Adviser since 1985. Paul P. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997. He has been a General Partner of Castlerock Partners, an investment partnership, since 1993.

6. How Do I Buy Shares?

         Shares are sold without a sales charge. To purchase shares of the Fund, complete the enclosed application and mail it with a check payable to the Fund. The Fund's mailing address is P.O. Box 5354, Cincinnati, Ohio 45201-5354. You may also establish an account by wiring funds from your bank or other financial institution. You may also open your account through a broker-dealer authorized to sell shares of the Fund. Your initial investment must be at least $5,000 or $2,000 for investments by an Individual Retirement Account. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum investment.

7. How Do I Sell Shares?

         You may redeem all or a portion of your shares on any business day by sending a written request to the Fund. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution. If you have made appropriate arrangements to do so, your written instructions may request that your redemption proceeds be wired to an existing account with a bank or other financial institution. You may also redeem your shares through a broker-dealer authorized to do so.

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8. How are Distributions Made and What are the Tax Considerations?

         The Fund intends to declare and distribute income dividends and net realized capital gains at least once annually. The Fund's capital gains distributions are taxable at different rates depending on how long the Fund has held its assets. All dividends and distributions will be reinvested automatically in shares of the Fund unless you otherwise elect to receive your distributions in cash.

9.  What Other Services are Available from the Fund?

         A wide range of shareholder services are available, including, but not limited to:

         o 24-hour automated telephone line
         o Automated investment plan
         o Direct deposit plan
         o Tax-deferred retirement plans
           (e.g, IRAs, Keogh, 401(k), 403(b), etc...)

For more information about investing in Atalanta/Sosnoff Fund, please call toll-free 1-877-SOSNOFF (1-877-767-6633) or visit Atalanta/Sosnoff Capital Corporation's website at www.atalantasosnoff.com.



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